UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2016

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On January 15, 2016, Mattress Firm Holding Corp., a Delaware corporation (the “Company”), entered into a Second Amendment to Second Amended and Restated Employment Agreement with Steve Stagner, the Company’s Chief Executive Officer, effective February 3, 2016.  The amendment memorializes the change to Mr. Stagner’s title to Chief Executive Officer that was effective on October 20, 2014 and increases Mr. Stagner’s base salary to $750,000 per year.  No other terms of Mr. Stagner’s Employment Agreement were modified.  The amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company also entered into a Third Amendment to Employment Agreement with Ken Murphy, the Company’s President, effective February 3, 2016.  The amendment increases Mr. Murphy’s base salary to $600,000 per year and increases his bonus target percentage to 75% of base salary in respect of the bonus plan established under the Mattress Firm Holding Corp. Executive Annual Incentive Plan.  No other terms of Mr. Murphy’s Employment Agreement were modified.  The amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Company also entered into a First Amendment to Employment Agreement with Alex Weiss, the Company’s Chief Financial Officer, effective February 3, 2016.  The amendment increases Mr. Weiss’s base salary to $400,000 per year and increases his bonus target percentage to 75% of base salary in respect of the bonus plan established under the Mattress Firm Holding Corp. Executive Annual Incentive Plan.  No other terms of Mr. Weiss’s Employment Agreement were modified.  The amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Second Amendment to Second Amended and Restated Employment Agreement effective February 3, 2016, by and among Mattress Firm Holding Corp., Mattress Holding Corp. and R. Stephen Stagner.
10.2	Third Amendment to Employment Agreement effective February 3, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Kenneth E. Murphy III.
10.3	First Amendment to Employment Agreement effective February 3, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Alex Weiss.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: February 19, 2016	By:	/s/ Alex Weiss
Alex Weiss
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Second Amendment to Second Amended and Restated Employment Agreement effective February 3, 2016, by and among Mattress Firm Holding Corp., Mattress Holding Corp. and R. Stephen Stagner.
10.2	Third Amendment to Employment Agreement effective February 3, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Kenneth E. Murphy III.
10.3	First Amendment to Employment Agreement effective February 3, 2016, by and among Mattress Firm Holding Corp., Mattress Firm, Inc. and Alex Weiss.